Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the ___ day of ________, 2012

AMONG:

PACIFIC GREEN TECHNOLOGIES INC., a Delaware corporation of 5205 Prospect Road, Suite 135-226, San Jose, CA 95129

(“PGT”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF ENVIROTECHNOLOGIES INC. AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Selling Shareholders”)

WHEREAS:

A.	The Selling Shareholders are the registered and beneficial owners of certain issued and outstanding shares in the capital of EnviroTechnologies, Inc. (“Enviro”);

B.
PGT has agreed to issue common shares in the capital of PGT as of the Closing Date, as defined herein, to the Selling Shareholders as consideration for the purchase by PGT of the issued and outstanding common shares of Enviro held by the Selling Shareholders; and

C.
Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Enviro held by the Selling Shareholders to PGT in exchange for common shares of PGT.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.	DEFINITIONS

1.1	Definitions

The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)
“Closing” shall mean the completion of the Transaction, in accordance with Section 6 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c)
“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 9.6 following the satisfaction or waiver by PGT and Enviro of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(f)	“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(g)
“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(h)
“Enviro Shares” shall mean the certain common shares of Enviro held by the Selling Shareholders, consisting of the issued and outstanding common shares of Enviro beneficially held, either directly or indirectly, by the Selling Shareholders;

(i)	“PGT Shares” shall mean the fully paid and non-assessable common shares of PGT, to be issued to the Selling Shareholders by PGT on the Closing Date;

(j)	“SEC” shall mean the Securities and Exchange Commission;

(k)	“Securities Act” shall mean the United States Securities Act of 1933, as amended;

(l)
“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(m)	“Transaction” shall mean the purchase of the Enviro Shares by PGT from the Selling Shareholders in consideration for the issuance of the PGT Shares.

1.2	Schedules

The following schedules are attached to and form part of this Agreement:

Schedule 1	–	Selling Shareholders
Schedule 1A	–	Execution Page of Selling Shareholders
Schedule 2A	–	Certificate of Non-U.S. Shareholder
Schedule 2B	–	Certificate of U.S Shareholder

1.3	Currency

All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1	Offer, Purchase and Sale of Shares

Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to PGT, and PGT hereby covenants and agrees to purchase from the Selling Shareholders all of the Enviro Shares held by the Selling Shareholders.

2.2	Consideration

As consideration for the sale of the Enviro Shares by the Selling Shareholders to PGT, PGT shall allot and issue the PGT Shares to the Selling Shareholders in the amount set out opposite each Selling Shareholder’s name in Schedule 1.  The Selling Shareholders acknowledge and agree that the PGT Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act.  As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation.  All certificates representing the PGT Shares issued on Closing will be endorsed with one of the following legends pursuant to the Securities Act in order to reflect the fact that the PGT Shares will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

For Selling Shareholders not resident in the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

For Selling Shareholders resident in the United States:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3	Share Exchange Procedure

Each Selling Shareholder may exchange his, her or its certificate representing the Enviro Shares by delivering such certificate to PGT duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the PGT Shares to the holder thereof, together with:

(a)	if the Selling Shareholder is not resident in the United States, a Certificate of Non-U.S. Shareholder (the “Regulation S Certificate”), a copy of which is set out in Schedule 2A; and

(b)	if the Selling Shareholder is resident in the United States, a Certificate of U.S. Shareholder (the “Rule 506 Certificate”), a copy of which is set out in Schedule 2B.

(collectively, the “Questionnaires”)

2.4	Fractional Shares

Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the PGT Shares will be issued in the Transaction.  In lieu of any such fractional shares, if any of the Selling Shareholders would otherwise be entitled to receive a fraction of a share of the PGT Shares upon surrender of certificates representing the Enviro Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of PGT Shares and will receive from PGT a stock certificate representing same.

2.5	Closing Date

The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.6	Restricted Shares

The Selling Shareholders acknowledge that the PGT Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.  In addition to the foregoing, the Selling Shareholders agree that they will not sell, assign or transfer any of the PGT Shares for a period of 12 months form the Closing Date, and that PGT may place appropriate legends on the PGT Share certificates to reflect this restriction.

2.7	Exemptions

The Selling Shareholders acknowledge that PGT has advised such Selling Shareholders that PGT is relying upon the representations and warranties of the Selling Shareholders set out in the Questionnaires to issue the PGT Shares under an exemption from the registration requirements of the Securities Act.

3.	REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS

As of the Closing, the Selling Shareholders, represent and warrant to PGT, and acknowledge that PGT is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of PGT, as follows:

3.1	Title and Authority of Selling Shareholders.

Each of the Selling Shareholders is and will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to all of the Enviro Common Stock held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Enviro Common Stock held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assesable common shares in the capital of Enviro.  Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Enviro Common Stock held by it.

Notwithstanding section 9.1 hereof, the representations and warranties contained in this section shall survive Closing indefinitely.

4.	REPRESENTATIONS AND WARRANTIES OF PGT

As of the Closing, PGT represents and warrants to Enviro and the Selling Shareholders and acknowledges that Enviro and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Enviro or the Selling Shareholders, as follows:

4.1	Organization and Good Standing

PGT is duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted.  PGT is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of PGT.

4.2	Authority

PGT has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “PGT Documents”) to be signed by PGT and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the PGT Documents by PGT and the consummation by PGT of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of PGT is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other PGT Documents when executed and delivered by PGT as contemplated by this Agreement will be, duly executed and delivered by PGT and this Agreement is, and the other PGT Documents when executed and delivered by PGT, as contemplated hereby will be, valid and binding obligations of PGT enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

4.3	Capitalization of PGT

The entire authorized capital stock and other equity securities of PGT consists of shares of common stock with a par value of $0.001 (the “PGT Common Stock”).  As of the date of this Agreement, there are  shares of PGT Common Stock issued and outstanding.

4.4	Non-Contravention

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of PGT under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to PGT or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of PGT; or

(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to PGT or any of its material property or assets.

4.5	Validity of PGT Common Stock Issuable upon the Transaction

The PGT Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.6	Compliance

(a)
To the best knowledge of PGT, PGT is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of PGT;

(b)
To the best knowledge of PGT, PGT is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a PGT Material Adverse Effect;

(c)
PGT has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of PGT, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)
PGT has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  PGT has not received any notice of any violation thereof, nor is PGT aware of any valid basis therefore.

4.7	Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by PGT of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.8	SEC Filings

PGT has furnished or made available to Enviro and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by PGT with the SEC (collectively, and as such documents have since the time of their filing been amended, the “PGT SEC Documents”). As of their respective dates, the PGT SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such PGT SEC Documents.  The PGT SEC Documents constitute all of the documents and reports that PGT was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

4.9	Listing and Maintenance Requirements

PGT is not currently quoted on the OTC Bulletin Board and has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the FINRA or any trading market to the effect that PGT would not be eligible to list or be quoted on any such trading market.

5.	CLOSING CONDITIONS

5.1	Conditions Precedent to Closing by PGT

The obligation of PGT to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 9.6.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of PGT and may be waived by PGT in its sole discretion.

(a)	Representations and Warranties

The representations and warranties of the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)	Performance

All of the covenants and obligations that the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)	No Action

No suit, action, or proceeding will be pending or threatened which would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(d)	Outstanding Shares

Enviro will have no more than_________________  shares of Enviro Common Stock issued and outstanding on the Closing Date.

(e)	Due Diligence Generally

PGT and its solicitors will be reasonably satisfied with their due diligence investigation of Enviro that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i)	materials, documents and information in the possession and control of Enviro and the Selling Shareholders which are reasonably germane to the Transaction;

(ii)	a physical inspection of the assets of Enviro by PGT or its representatives; and

(iii)	title to the material assets of Enviro.

(f)	Compliance with Securities Laws

PGT will have received evidence satisfactory to PGT that the PGT Shares issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and/or Regulation D.

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of PGT Shares to each Selling Shareholder, Enviro will deliver to PGT on Closing, a Regulation S Certificate or Rule 506 Certificate, as applicable, and a Questionnaire duly executed by each Selling Shareholder.

5.2	Conditions Precedent to Closing by the Selling Shareholders

The obligation of the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 9.6.  The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of the Selling Shareholders and may be waived by the Selling Shareholders in their discretion.

(a)	Representations and Warranties

The representations and warranties of PGT set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and PGT will have delivered to Enviro a certificate dated the Closing Date, to the effect that the representations and warranties made by PGT in this Agreement are true and correct.

(b)	Performance

All of the covenants and obligations that PGT are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.  PGT must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)	Transaction Documents

This Agreement, and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Enviro, will have been executed and delivered by PGT.

(d)	No Action

No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(e)	Outstanding Shares

On the Closing Date, excluding any shares issuable pursuant to this Agreement, PGT will have no more than 5,027,002 common shares issued and outstanding in the capital of PGT.

(f)	Public Market

On the Closing Date, the shares of PGT Common Stock will be quoted on the OTCQB operated by OTCMarkets.

(g)	Due Diligence Generally

A Selling Shareholder will be reasonably satisfied with their respective due diligence investigation of PGT that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

6.	CLOSING

6.1	Closing

The Closing shall take place on the Closing Date at the offices of the lawyers for PGT or at such other location as agreed to by the parties.  Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsels provided such undertakings are satisfactory to each party’s respective legal counsel.

6.2	Closing Deliveries of Enviro and the Selling Shareholders

At Closing, the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to PGT:

(a)
if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(b)	share certificates representing the Enviro Shares as required by Section 2.3 of this Agreement;

(c)	certificates and other documents required by Sections 2.3 and 5.1 of this Agreement;

(d)	any other necessary documents, each duly executed by Enviro, as required to give effect to the Transaction;

6.3	Closing Deliveries of PGT

At Closing, PGT will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Enviro:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of PGT evidencing approval of this Agreement and the Transaction;

(b)	all confirmations and other documents required by Section 5.2 of this Agreement;

6.4	Additional Post Closing Delivery of PGT

As soon as practicable following Closing, PGT will deliver or cause to be delivered the share certificates representing the PGT Shares.

7.	TERMINATION

7.1	Termination

This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of PGT and a Selling Shareholder;

(b)
PGT, if there has been a material breach by a Selling Shareholder or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of a Selling Shareholder or the Selling Shareholders that is not cured, to the reasonable satisfaction of PGT, within ten business days after notice of such breach is given by PGT (except that no cure period will be provided for a breach by a Selling Shareholder or the Selling Shareholders that by its nature cannot be cured);

(c)
A Selling Shareholder, if there has been a material breach by PGT of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of PGT that is not cured by the breaching party, to the reasonable satisfaction of a Selling Shareholder, within ten business days after notice of such breach is given by a Selling Shareholder (except that no cure period will be provided for a breach by PGT that by its nature cannot be cured);

or

(d)
PGT or a Selling Shareholder if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

7.2	Effect of Termination

In the event of the termination of this Agreement as provided in Section 7.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

8.	INDEMNIFICATION, REMEDIES, SURVIVAL

8.1	Certain Definitions

For the purposes of this Article 8 the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by PGT or Enviro including damages for lost profits or lost business opportunities.

8.2	Agreement of the Selling Shareholders to Indemnify

The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, PGT and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by PGT and its shareholders by reason of, resulting from, based upon or arising out of:

(a)	any breach by the Selling Shareholders of Section 2.2 of this Agreement; or

(b)
any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Regulation S Certificate, Rule 506 Certificate or the Questionnaire executed by each Selling Shareholder as part of the share exchange procedure detailed in Section 2.3 of this Agreement.

8.3	Agreement of PGT to Indemnify

PGT will indemnify, defend, and hold harmless, to the full extent of the law, the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)
the breach by PGT of any representation or warranty of PGT contained in or made pursuant to this Agreement, any PGT Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)
the breach or partial breach by PGT of any covenant or agreement of PGT made in or pursuant to this Agreement, any PGT Document or any certificate or other instrument delivered pursuant to this Agreement.

9.	MISCELLANEOUS PROVISIONS

9.1	Effectiveness of Representations; Survival

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

9.2	Further Assurances

Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

9.3	Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

9.4	Expenses

PGT will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that PGT and Enviro will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

9.5	Entire Agreement

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

9.6	Notices

All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to any of the Selling Shareholders:

Attention:            ◆
Telephone:          ◆

If to PGT:

c/o Macdonald Tuskey, Corporate and Securities Lawyers
Barristers & Solicitors
Suite 400 – 570 Granville Street
Vancouver, British Columbia
Canada  V6C 3P1

Attention:                     Bill Macdonald
Telephone:                    (604) 648-1670
Facsimile:                      (604) 681-4760

All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

9.7	Independent Legal Advice.

Each Selling Shareholder acknowledges that:

(a)	this Agreement was prepared by counsel for PGT;

(b)	counsel received instructions from PGT and does not represent the Selling Shareholder;

(c)	the Selling Shareholder has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

(d)	the Selling Shareholder has been given adequate time to obtain independent legal advice;

(e)	by signing this Agreement, the Selling Shareholder confirms that he fully understands this Agreement; and

(f)	by signing this Agreement without first obtaining independent legal advice, the Selling Shareholder waives his right to obtain independent legal advice.

9.8	Headings

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

9.9	Benefits

This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

9.10	Assignment

This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

9.11	Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

9.12	Construction

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

9.13	Gender

All references to any party will be read with such changes in number and gender as the context or reference requires.

9.14	Business Days

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

9.15	Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.16	Fax Execution

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

9.17	Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PACIFIC GREEN TECHNOLOGIES INC.

Per:
Authorized Signatory
Name:
Title:

SCHEDULE 1
TO THE SHARE EXCHANGE AGREEMENT
AMONG PACIFIC GREEN TECHNOLOGIES INC. AND THE SELLING SHAREHOLDERS AS SET OUT
IN THE SHARE EXCHANGE AGREEMENT

THE SELLING SHAREHOLDERS

Ref No.	Shareholder’s Name	Address	Number of Enviro Shares Held before Closing	Total Number of PGT Shares to be issued by PGT on Closing

SCHEDULE 1A
TO THE SHARE EXCHANGE AGREEMENT
AMONG PACIFIC GREEN TECHNOLOGIES AND THE SELLING SHAREHOLDERS AS SET OUT
IN THE SHARE EXCHANGE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS _______ day of __________________, 2012, BY:

(Name of Subscriber – Please type or print)

Per:

(Signature of Authorized Signatory)

(Name of Authorized Signatory)

(Office of Authorized Signatory)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Telephone number of Subscriber)

SCHEDULE 2A
TO THE SHARE EXCHANGE AGREEMENT
AMONG PACIFIC GREEN TECHNOLOGIES INC., AND THE SELLING SHAREHOLDERS AS SET OUT
IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the “PGT Shares”) of PACIFIC GREEN TECHNOLOGIES INC., a Delaware corporation (“PGT”), to the undersigned, pursuant to that certain Share Exchange Agreement dated _____________, 2012 (the “Agreement”), among PGT, and the shareholders of Enviro as set out in the Agreement (each, a “Selling Shareholder”), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1.             the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.             none of the PGT Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.             the Selling Shareholder understands and agrees that offers and sales of any of the PGT Shares prior to the expiration of a period of one year after the date of original issuance of the PGT Shares (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.             the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the PGT Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.             the Selling Shareholder is acquiring the PGT Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the PGT Shares in the United States or to U.S. Persons;

6.             the Selling Shareholder has not acquired the PGT Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the PGT Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the PGT Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the PGT Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.             the statutory and regulatory basis for the exemption claimed for the sale of the PGT Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8.             PGT has not undertaken, and will have no obligation, to register any of the PGT Shares under the U.S. Securities Act;

9.             PGT is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless PGT from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10.           the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the PGT Shares and, with respect to applicable resale restrictions, is solely responsible (and PGT is not in any way responsible) for compliance with applicable resale restrictions;

11.           the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from PGT in connection with the acquisition of the PGT Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by PGT without unreasonable effort or expense;

12.           the books and records of PGT were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the PGT Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

13.           the undersigned:

(a)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the PGT Shares;

(b)
the undersigned is acquiring the PGT Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the PGT Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)
the applicable securities laws of the authorities in the International Jurisdiction do not require PGT to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the PGT Shares; and

(d)	the acquisition of the PGT Shares by the undersigned does not trigger:

(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of PGT in the International Jurisdiction; and

the undersigned will, if requested by PGT, deliver to PGT a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of PGT, acting reasonably;

14.           the undersigned (i) is able to fend for itself in connection with the acquisition of the PGT Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the PGT Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15.           the undersigned is not aware of any advertisement of any of the PGT Shares and is not acquiring the PGT Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16.           no person has made to the undersigned any written or oral representations:

(a)	that any person will resell or repurchase any of the PGT Shares;

(b)	that any person will refund the purchase price of any of the PGT Shares;

(c)	as to the future price or value of any of the PGT Shares; or

(d)
that any of the PGT Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the PGT Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of PGT on the OTCQB;

17.           the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the PGT Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the PGT Shares;

18.           neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the PGT Shares;

19.           the PGT Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

20.           the undersigned acknowledges and agrees that PGT shall refuse to register any transfer of PGT Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

21.           the undersigned understands and agrees that the PGT Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

22.           the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date: ___________________________________________________, 2012
Signature

Print Name

Title (if applicable)

Address

SCHEDULE 2B
TO THE SHARE EXCHANGE AGREEMENT
AMONG PACIFIC GREEN TECHNOLOGIES INC., AND THE SELLING SHAREHOLDERS AS SET OUT
IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of common stock (the “PGT Shares”) of PACIFIC GREEN TECHNOLOGIES INC., a Delaware corporation (“PGT”), to the undersigned, pursuant to that certain Share Exchange Agreement dated _____________, 2012 (the “Agreement”), among PGT, and the shareholders of Enviro as set out in the Agreement (each, a “Selling Shareholder”), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1.           the undersigned satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), as indicated below:  (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the undersigned satisfies.)

_______	Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

_______	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000, excluding the value of such person’s primary residence.

_______	Category 3
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_______	Category 4
A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_______	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

_______	Category 6	A director or executive officer of the Company.

_______	Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_______	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that for any of the Selling Shareholders claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Selling Shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

2.           none of the PGT Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.           the Selling Shareholder understands and agrees that offers and sales of any of the PGT Shares shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.           the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the PGT Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.           the Selling Shareholder is acquiring the PGT Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the PGT Shares in the United States or to U.S. Persons;

6.           PGT has not undertaken, and will have no obligation, to register any of the PGT Shares under the U.S. Securities Act;

7.           PGT is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless PGT from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

8.           the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the PGT Shares and, with respect to applicable resale restrictions, is solely responsible (and PGT is not in any way responsible) for compliance with applicable resale restrictions;

9.           the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from PGT in connection with the acquisition of the PGT Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by PGT without unreasonable effort or expense;

10.           the books and records of PGT were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the PGT Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

11.           the undersigned:

(a)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the PGT Shares;

(b)
the undersigned is acquiring the PGT Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the PGT Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)
the applicable securities laws of the authorities in the International Jurisdiction do not require PGT to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the PGT Shares; and

(d)	the acquisition of the PGT Shares by the undersigned does not trigger:

(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of PGT in the International Jurisdiction; and

the undersigned will, if requested by PGT, deliver to PGT a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 11(c) and 11(d) above to the satisfaction of PGT, acting reasonably;

12.           the undersigned (i) is able to fend for itself in connection with the acquisition of the PGT Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the PGT Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

13.           the undersigned is not aware of any advertisement of any of the PGT Shares and is not acquiring the PGT Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

14.           no person has made to the undersigned any written or oral representations:

(a)	that any person will resell or repurchase any of the PGT Shares;

(b)	that any person will refund the purchase price of any of the PGT Shares;

(c)	as to the future price or value of any of the PGT Shares; or

(d)
that any of the PGT Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the PGT Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of PGT on the OTCQB;

15.           the undersigned is acquiring the PGT Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the PGT Shares;

16.           neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the PGT Shares;

17.           the undersigned acknowledges and agrees that PGT shall refuse to register any transfer of PGT Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

18.           the undersigned understands and agrees that the PGT Shares will bear the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

19.           the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Date: ___________________________________________________, 2012
Signature

Print Name

Title (if applicable)

Address

SSN/Tax ID